                                                                   Exhibit 10.25

                NEW FORM OF OPTION AGREEMENT FOR OPTIONS GRANTED
                        NOVEMBER 15, 2000 AND THEREAFTER
                        UNDER THE 1999 STOCK OPTION PLAN



                       NONQUALIFIED STOCK OPTION AGREEMENT
                                    under the
                                AIRGATE PCS, INC.
                             1999 Stock Option Plan

          Optionee:___________________________________________________

          Number Shares Subject to Option: ___________________________

          Exercise Price per Share: __________________________________

          Date of Grant: _____________________________________________



     1.   Grant of Option. AirGate PCS, Inc. (the "Company") hereby grants to
          ---------------
Optionee named above (the "Optionee"), under the AirGate PCS, Inc. 1999 Stock Option Plan (the "Plan"), Nonqualified Stock Options to purchase from the Company (the "Options"), on the terms and conditions set forth in this agreement (this "Agreement"), the number of shares indicated above of the Company's $0.01 par value common stock (the "Stock"), at the exercise price per share set forth above. Capitalized terms used herein and not otherwise defined shall have the meanings assigned such terms in the Plan.

     2.   Vesting of Options. The Options shall vest (become exercisable) in
          ------------------
accordance Exhibit A

attached hereto.

     3.   Period of Options and Limitations on Right to Exercise. The Options
          ------------------------------------------------------
will, to the extent not previously exercised, lapse upon the earliest to occur of the following circumstances:

     (a) 5:00 p.m., Eastern Time, on the tenth anniversary of the Date of Grant (the "Expiration Date").

     (b) Three months after the termination of Optionee's Continuous Status as an Employee for any reason other than (i) for Cause (as defined in Exhibit A hereto) or (ii) by reason of Optionee's death or total and permanent disability (as defined in Section 9(c) the Plan).

     (c) Six months after the date of the termination of Optionee's Continuous Status as an Employee by reason of total and permanent disability (as defined in Section 9(c) of the Plan).

     (d) Six months after the date of Optionee's death, if Optionee dies while employed, or during the three-month period described in subsection (b) above or during the six-month period described in subsection (d) above and before the Options otherwise lapse. Upon Optionee's death, the Options may be exercised by Optionee's beneficiary.

     Notwithstanding any provision in the Plan or this Agreement to the contrary, if Optionee is terminated for Cause (as defined in Exhibit A hereto), Optionee shall forfeit the right to exercise the Options as to all shares then subject to the Options, whether or not vested at that time.

     The Board may, prior to the lapse of the Options under the circumstances described in paragraphs (b), (c) and (d) above, extend the time to exercise the Options as determined by the Board in writing. If Optionee returns to employment with the Company during the designated post-termination exercise period, then Optionee shall be restored to the status Optionee held prior to such termination but no vesting credit will be earned for any period Optionee was not in Continuous Status as an Employee. If Optionee or his or her beneficiary exercises an Option after termination of service, the Options may be exercised only with respect to the shares that were otherwise vested on Optionee's termination of service.

     4.   Exercise of Option. The Options shall be exercised by (a) written
          ------------------
notice directed to the Secretary of the Company or his or her designee at the address and in the form specified by the Secretary from time to time and (b) payment to the Company in full for the Stock subject to such exercise. If the person exercising an Option is not Optionee, such person shall also deliver with the notice of exercise appropriate proof of his or her right to exercise the Option. Payment for such Stock shall be in (a) cash, (b) shares of Stock previously acquired by Optionee which have been held by Optionee for at least six months, or (c) any combination thereof, for the number of shares specified in such written notice. The Fair Market Value of surrendered Stock shall be the average of the high and low market prices reported in The Wall Street Journal at which a share of Stock shall have been sold on the last trading day immediately prior to the exercise date.

     5.   Beneficiary Designation. Optionee may, in the manner determined by the
          -----------------------
Committee, designate a beneficiary to exercise the rights of Optionee hereunder and to receive any distribution with respect to the Options upon Optionee's death. A beneficiary, legal guardian, legal representative, or other person claiming any rights under hereunder is subject to all terms and conditions of this Agreement and the Plan, and to any additional restrictions deemed necessary or appropriate by the Committee. If no beneficiary has been designated or survives Optionee, the Options may be exercised by the legal representative of Optionee's estate, and payment shall be made to Optionee's estate. Subject to the foregoing, a beneficiary designation may be changed or revoked by Optionee at any time provided the change or revocation is filed with the Company.

     6.   Withholding. The Company has the authority and the right to deduct or
          -----------
withhold, or require Optionee to remit to the Company, an amount sufficient to satisfy federal, state, and local taxes (including Optionee's FICA obligation) required by law to be withheld with respect to any taxable event arising as a result of the exercise of the Options. Such withholding requirement may be satisfied, in whole or in part, at the election of the Company, by withholding from the Options shares of Stock having a Fair Market Value on the date of withholding equal to the minimum amount (and not any greater amount) required to be withheld for tax purposes, all in accordance with such procedures as the Secretary establishes.

     7.   Limitation of Rights. The Options do not confer to Optionee or
          --------------------
Optionee's beneficiary designated pursuant to Paragraph 5 any rights of a shareholder of the Company unless and until shares of Stock are in fact issued to such person in connection with the exercise of the Options. Nothing in this Agreement shall interfere with or limit in any way the right of the Company or any Parent or Subsidiary to terminate Optionee's service at any time, nor confer upon Optionee any right to continue in the service of the Company or any Parent or Subsidiary.

     8.   Stock Reserve. The Company shall at all times during the term of this
          -------------
Agreement reserve and keep available such number of shares of Stock as will be sufficient to satisfy the requirements of this Agreement.

     9.   Restrictions on Transfer and Pledge. No right or interest of Optionee
          -----------------------------------
in the Options may be pledged, encumbered, or hypothecated to or in favor of any party other than the Company or a Parent or Subsidiary, or shall be subject to any lien, obligation, or liability of Optionee to any other party other than the Company or a Parent or Subsidiary. The Options are not assignable or transferable by Optionee other than by will or the laws of descent and distribution or pursuant to a domestic relations order that would satisfy
Section 414(p)(1)(A) of the Code if such Section applied to an Option under the Plan; provided, however, that the Committee may (but need not) permit other transfers where the Committee concludes that such transferability (i) does not result in accelerated taxation and (ii) is otherwise appropriate and desirable, taking into account any factors deemed relevant, including without limitation, state or federal tax or securities laws applicable to transferable options. The Options may be exercised during the lifetime of the Optionee only by the Optionee or any permitted transferee

     10.  Restrictions on Issuance of Shares. If at any time the Board shall
          ----------------------------------
determine in its discretion, that listing, registration or qualification of the shares of Stock covered by the Options upon any securities exchange or under any state or federal law, or the consent or approval of any governmental regulatory body, is necessary or desirable as a condition to the exercise of the Options, the Options may not be exercised in whole or in part unless and until such listing, registration, qualification, consent or approval shall have been effected or obtained free of any conditions not acceptable to the Board.

     11.  Plan Controls. The terms contained in the Plan are incorporated into
          -------------
and made a part of this Agreement and this Agreement shall be governed by and construed in accordance with the Plan. In the event of any actual or alleged conflict between the provisions of the Plan and the provisions of this Agreement, the provisions of the Plan shall be controlling and determinative.

     12.  Successors. This Agreement shall be binding upon any successor of the
          ----------
Company, in accordance with the terms of this Agreement and the Plan.

     13.  Severability. If any one or more of the provisions contained in this
          ------------
Agreement are invalid, illegal or unenforceable, the other provisions of this Agreement will be construed and enforced as if the invalid, illegal or unenforceable provision had never been included.

     14.  Notice. Notices and communications under this Agreement must be in
          ------
writing and either personally delivered or sent by registered or certified United States mail, return receipt requested, postage prepaid. Notices to the Company must be addressed to:

          AirGate PCS, Inc.
          Harris Tower, Suite 1700
          233 Peachtree Street, NE
          Atlanta, Georgia 30303
          Attn: Secretary

or any other address designated by the Company in a written notice to Optionee. Notices to Optionee will be directed to the address of Optionee then currently on file with the Company, or at any other address given by Optionee in a written notice to the Company.

     IN WITNESS WHEREOF, AirGate PCS, Inc., acting by and through its duly authorized officers, has caused this Agreement to be executed as of the day and year first above written.

                                                 AIRGATE PCS, INC.

                                                 By: ________________________
                                                 Name:
                                                 Title:

By accepting the Option, Optionee shall be deemed to have agreed to the terms and conditions set forth in this Agreement.

                                    EXHIBIT A
                                    ---------

                                Vesting Schedule
                                ----------------

         Years of Continuous Status               Percent of Option Shares
         --------------------------               ------------------------
                as an Employee                            Vested
                --------------                            ------
             after Date of Grant
             -------------------

                 Less than 1                                 0%
                     1                                      25%
                     2                                      50%
                     3                                      75%
                     4                                     100%

     1. For purposes of computing the number of Option Shares which Optionee has a right to acquire by exercise of this Option in accordance with the vesting schedule set forth above, fractional shares shall be disregarded and the next lower whole number of shares shall be used, rounding all fractions downward.

     2. Notwithstanding the foregoing vesting schedule, if Optionee's employment is terminated by the Company without Cause (as defined below) or by Optionee for Good Reason (as defined below) within 24 months after the occurrence of a Change of Control (as defined below), the Options shall become fully vested and exercisable as to all of the remaining Option Shares. For the purposes of this Agreement, the following terms have the following meanings:

     "Cause" has the meaning assigned such term in any employment agreement between Optionee and the Company, or if there is no such employment agreement in effect, "Cause" means (i) continued neglect in the performance of duties assigned to Optionee (other than for a reason beyond the control of Optionee), or (2) egregious and willful misconduct by Optionee in connection with his or her employment, including without limitation, dishonesty or the continued intentional abuse of the Company's customers or employees, or (3) Optionee's final conviction of a felonious crime, or (4) repeated instances of drug or alcohol abuse or unauthorized absences by Optionee during scheduled work hours, or (5) Optionee's repeated material failure to meet reasonable performance criteria as established by the Company or any Parent or Subsidiary of the Company and communicated to Optionee.

     "Change of Control" means the occurrence of any of the following events:

          (a) individuals who, on February 1, 2001, constitute the Board of Directors of the Company (the "Incumbent Directors") cease for any reason to constitute at least a majority of such Board, provided that any person becoming a director after February 1, 2001 and whose election or nomination for election was approved by a vote of at least a majority of the Incumbent Directors then on the Board of Directors shall be an Incumbent Director; provided, however, that no individual initially elected or nominated
          --------  -------
          as a director of the Company as a result of an actual or threatened election contest with respect to the election or removal of directors ("Election Contest") or other actual or threatened solicitation of proxies or consents by or on behalf of any "person" (such term for purposes of this definition being as defined in Section 3(a)(9) of the Exchange Act and as used in Section 13(d)(3) and 14(d)(2) of the Exchange Act) other than the Board of Directors ("Proxy Contest"), including by reason of any agreement intended to avoid or settle any Election Contest or Proxy Contest, shall be deemed an Incumbent Director; or

               (b) any person is or becomes a "beneficial owner" (as defined in Rule 13d-3 under the Exchange Act), directly or indirectly, of either
          (i) __% or more of the then-outstanding shares of common stock of the Company ("Company Common Stock") or (ii) securities of the Company representing __% or more of the combined voting power of the Company's then outstanding securities eligible to vote for the election of directors (the "Company Voting Securities"); provided, however, that
                                                       --------  -------
          for purposes of this paragraph (b), the following acquisitions shall not constitute a Change of Control: (A) an acquisition directly from the Company, (B) an acquisition by the Company or a Subsidiary of the Company, (C) an acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Company or any Subsidiary of the Company, or (D) an acquisition pursuant to a Non-Qualifying Transaction (as defined in paragraph (c) below); or

               (c) the consummation of a reorganization, merger, consolidation, statutory share exchange or similar form of corporate transaction involving the Company or a Subsidiary (a "Reorganization"), or the sale or other disposition of all or substantially all of the Company's assets (a "Sale") or the acquisition of assets or stock of another corporation (an "Acquisition"), unless immediately following such Reorganization, Sale or Acquisition: (A) all or substantially all of the individual and entities who were the beneficial owners, respectively, of the outstanding Company Common Stock and outstanding Company Voting Securities immediately prior to such Reorganization, Sale or Acquisition beneficially own, directly or indirectly, more than __% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Reorganization, Sale or Acquisition (including, without limitation, a corporation which as a result of such transaction owns the Company or all or substantially all of the Company's assets or stock either directly or through one or more subsidiaries, the "Surviving Corporation") in substantially the same proportions as their ownership, immediately prior to such Reorganization, Sale or Acquisition, of the outstanding

          Company Common Stock and the outstanding Company Voting Securities, as the case may be, and (B) no person (other than (x) the Company or any Subsidiary of the Company, (y) the Surviving Corporation or its ultimate parent corporation, or (z) any employee benefit plan (or related trust) sponsored or maintained by any of the foregoing is the beneficial owner, directly or indirectly, of __% or more of the total common stock or __% or more of the total voting power of the outstanding voting securities eligible to elect directors of the Surviving Corporation, and (C) at least a majority of the members of the board of directors of the Surviving Corporation were Incumbent Directors at the time of the Board's approval of the execution of the initial agreement providing for such Reorganization, Sale or Acquisition (any Reorganization, Sale or Acquisition which satisfies all of the criteria specified in (A), (B) and (C) above shall be deemed to be a "Non-Qualifying Transaction"); or

               (d) approval by the stockholders of the Company of a complete liquidation or dissolution of the Company.


          "Good Reason" has the meaning assigned such term in any employment agreement between Optionee and the Company, or if there is no such employment agreement in effect, "Good Reason" means the occurrence of any of the following events:

               (a) any action by the Company which results in a material diminution in the Optionee's position, authority, duties or responsibilities as in effect on the Date of Grant, excluding for this purpose an isolated, insubstantial and inadvertent action not taken in bad faith and which is remedied by the Company promptly after receipt of notice thereof given by Optionee; or

               (b) a reduction by the Company in Optionee's base salary as in effect on the Date of Grant or as the same may be increased from time to time; or

               (c) the Company's requiring Optionee, without his or her consent, to be based at any office or location more than 35 miles from the office location at which Optionee was stationed immediately prior to the Change of Control; or

               (d) the material breach by the Company of any employment agreement between Optionee and the Company.